Exhibit 99.1

ReachLocal Reports Third Quarter 2010 Results

Revenue Increases 47% Year-over-Year and 10% Quarter-over-Quarter to $77.1 Million

Direct Local Revenue Grows 55% Year-over-Year to $57.2 Million

(WOODLAND HILLS, CA) – October 26, 2010—ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the third quarter ended September 30, 2010.

“We are pleased to have delivered strong results for the third quarter. Despite a challenging economic climate, we continued our momentum and achieved 47% year-over-year revenue growth and positive Adjusted EBITDA performance," said Zorik Gordon, President and CEO of ReachLocal. "We grew our local Internet Marketing Consultant (IMC) sales force by 33% compared to the third quarter of 2009 to 696 IMCs worldwide. We also entered two new markets bringing our total to 45, completed the roll-out of our campaign performance group across our North American markets and completed a pilot of ReachCast™, our new digital presence, social media and reputation management platform.”

Quarterly Results at a Glance

(Amounts in thousands, except per share amounts)

	Q3 2010	Q3 2009	% Change
Revenue	$77,121	$52,610	47%
Net Income (Loss)*	$(2,871)	$14,929	(119)%
Net Income (Loss) per Diluted Share*	$(0.10)	$0.61	(116)%
Adjusted EBITDA	$523	$1,165	(55)%
Underclassmen Expense	$9,540	$6,389	49%
Cash Flow from Operations	$(3,316)	$3,574	(193)%
Non-GAAP Net Income (Loss)	$(725)	$311	(333)%
Non-GAAP Net Income (Loss) per Diluted Share	$(0.03)	$0.01	(400)%

* Q3 2009 results include a one-time non-cash gain of $16.2 million in connection with the acquisition of the portion of ReachLocal Australia which the Company did not already own.

Key Metrics (at period end):
Active Advertisers	17,100	14,500	18%
Active Campaigns	22,500	17,600	28%
Total Upperclassmen	264	208	27%
Total Underclassmen	432	317	36%
Total IMCs	696	525	33%

Revenue by Channel and Geography:
Direct Local Revenue	$57,245	$37,048	55%
National Brands, Agencies and Resellers (NBAR) Revenue	$19,876	$15,562	28%
International Revenue (included above)	$13,395	$2,749	387%

“The primary drivers of our strong third-quarter results were the 55% year-over-year growth in our Direct Local channel and the 28% year-over-year growth in our NBAR channel,” said CFO Ross Landsbaum. “We are also pleased with our Adjusted EBITDA performance in the quarter, particularly as we continued to execute on our strategy of investing in the growth of our IMC sales force, enhancing our customer service and support infrastructure and launching new products and services.”

Business Outlook

The Company’s outlook for the fourth quarter and the full year 2010 is as follows:

Fourth Quarter 2010

•	Revenue in the range of $80.0 to $80.4 million

•	Adjusted EBITDA in the range of $(0.25) to $(0.45) million

Full Year 2010

•	Revenue in the range of $291.1 to $291.5 million

•	Adjusted EBITDA in the range of $0.3 to $0.5 million

•	Ending IMC Upperclassmen in the range of 280 to 300

•	Ending IMC Underclassmen in the range of 360 to 380

Conference Call and Webcast Information

The ReachLocal third quarter fiscal 2010 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Tuesday, October 26, 2010, during which the Company will provide forward-looking information. To participate on the live call, analysts and investors should dial 877-941-8601 at least ten minutes prior to the call. ReachLocal will also offer a live and archived webcast of the conference call, accessible from the "Investors" section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics. In addition to the Company’s GAAP results, Management also considers non-GAAP measures of net income (loss), net income (loss) per share, and Adjusted EBITDA. Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures. Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as each of these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as earnings before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs (including in the case of the February 2010 acquisition of SMB:Live, the amortization of acquired intangibles and the deferred cash consideration). Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

•

Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

•

Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

•

Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

•	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

•	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

•	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel. As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through the Company’s Direct Local channel as well as clients served through the Company’s National Brands, Agencies and Resellers channel. The Company calculates Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which the Company does not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number the Company calculates to approximate the number of individual products or services the Company is managing under contract for Active Advertisers. For example, if the Company is performing both ReachSearch and ReachDisplay campaigns for a client, the Company considers that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, the Company considers that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934. These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including: (i) the Company’s ability to purchase media from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain its Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers; (iv) the Company’s ability to successfully enter new markets and manage its international expansion (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (vi) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vii) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy. More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its final Prospectus related to its initial public offering filed pursuant to Rule 424(b) under the Securities Act with the SEC on May 19, 2010 and the Company’s updates in its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K . The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.

ReachLocal, Inc.'s (NASDAQ: RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutions, including search engine marketing (ReachSearch™), display advertising (ReachDisplay™) and remarketing, customer retention tools (Bizzy™), online marketing analytics (TotalTrack®), and our out-of-the-box assisted chat service (TotalLiveChat™), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, "feet-on-the-street" sales force of Internet Marketing Consultants and select third party agencies and resellers. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia and the United Kingdom.

Investor Relations:	Media Contact:
Alex Wellins The Blueshirt Group (415) 217-5861 alex@blueshirtgroup.com	David Glaubke Director of Corporate Communications ReachLocal, Inc. (818) 936-9908 dglaubke@reachlocal.com

(Tables to follow)

REACHLOCAL, INC.

UNAUDITED BALANCE SHEETS

(in thousands, except per share data)

	September 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$70,155	$35,379
Short-term investments	8,114	8,037
Accounts receivable, net	3,459	3,229
Prepaid expenses and other current assets	2,273	1,590

Total current assets	84,001	48,235
Property and equipment, net	5,628	4,900
Capitalized software development costs, net	9,524	5,099
Restricted certificates of deposit	840	1,131
Intangible assets, net	3,346	2,068
Other assets	1,340	967
Deferred offering costs	—	3,099
Goodwill	34,118	32,388

Total assets	$138,797	$97,887

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$18,358	$21,498
Accrued expenses	12,399	10,342
Deferred payment obligations	375	5,955
Deferred revenue	23,520	16,989
Other current liabilities	280	165

Total current liabilities	54,932	54,949
Deferred rent and other liabilities	1,353	820

Total liabilities	56,285	55,769

Stockholders’ Equity:
Common stock	—	1
Convertible preferred stock	—	4
Receivable from stockholder	(99)	(99)
Additional paid-in capital (common stock)	95,176	47,247
Accumulated deficit	(12,416)	(4,897)
Accumulated other comprehensive loss	(149)	(138)

Total stockholders’ equity	82,512	42,118

Total liabilities and stockholders’ equity	$138,797	$97,887

REACHLOCAL, INC.

UNAUDITED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue	$77,121	$52,610	$211,109	$143,315
Cost of revenue	42,172	29,173	115,458	79,614
Operating expenses:
Selling and marketing	28,874	19,174	79,155	53,935
Product and technology	3,015	1,319	7,881	3,581
General and administrative	6,003	4,179	17,006	10,598

Total operating expenses	37,892	24,672	104,042	68,114

Loss from operations	(2,943)	(1,235)	(8,391)	(4,413)
Gain on acquisition of Reach Local Australia	—	16,223	—	16,223
Other income (expense), net	155	(9)	410	26

Income (loss) before provision for income taxes	(2,788)	14,979	(7,981)	11,836
Provision (benefit) for income taxes	83	50	(462)	174

Net income (loss)	$(2,871)	$14,929	$(7,519)	$11,662

Net income (loss) per share available to common stockholders
Basic	$(0.10)	$0.65	$(0.29)	$0.51
Diluted	$(0.10)	$0.61	$(0.29)	$0.48

Weighted average common shares used in computation of net loss per share (5)
Basic	27,848	22,979	25,728	22,825
Diluted	27,848	24,608	25,728	24,417

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:
Stock-based compensation:
Cost of revenue	$51	$33	$212	$58
Selling and marketing	324	180	765	422
Product and technology	303	69	826	101
General and administrative	871	526	2,231	1,527

	$1,549	$808	$4,034	$2,108

Depreciation and amortization:
Cost of revenue	$97	$65	$267	$191
Selling and marketing	264	247	758	639
Product and technology	1,245	442	2,753	1,201
General and administrative	278	66	787	180

	$1,884	$820	$4,565	$2,211

REACHLOCAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, except per share data)

	Nine Months Ended September 30,
	2010	2009
Cash flow from operating activities:
Net loss	$(7,519)	$11,662
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,565	2,211
Stock-based compensation, net	4,034	2,108
Provision for doubtful accounts	234	(218)
Provision for deferred income taxes	(702)	—
Interest and foreign currency gain on payment obligations, net	(102)	—
Write-off of stockholder loan	—	227
Gain on purchase of ReachLocal Australia	—	(16,223)
Changes in operating assets and liabilities:
Accounts receivable	(318)	544
Prepaid expenses and other current assets	(676)	(452)
Other assets	(369)	(15)
Accounts payable and accrued liabilities	32	7,487
Deferred revenue and other	6,990	4,785

Net cash provided by operating activities	6,169	12,116

Cash flow from investing activities:
Additions to property, equipment and software	(6,932)	(3,726)
Purchase of ReachLocal Australia, net or acquired cash	—	(3,083)
Purchase of SMB:LIVE, net of acquired cash	(2,759)	—
Purchases of certificates of deposit	—	(455)
Proceeds from maturity of certificates of deposit	371	—
Payment of deferred obligation	(5,853)	—
Purchases of short term investments	(136)	(7,717)

Net cash used in investing activities	(15,309)	(14,981)

Cash flow from financing activities:
Proceeds from exercise of stock options	428	43
Proceeds from initial public offering	47,648	—
Deferred offering costs	(4,620)	(280)

Net cash provided by (used in) financing activities	43,456	(237)

Effect of exchange rates on cash	460	(3)

Net change in cash and cash equivalents	34,776	(3,105)
Cash and cash equivalents—beginning of period	35,379	38,820

Cash and cash equivalents—end of period	$70,155	$35,715

Reconciliation of Adjusted EBITDA to Loss from operations (in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Loss from operations	$(2,943)	$(1,235)	$(8,391)	$(4,413)
Add:
Depreciation and amortization	1,884	820	4,565	2,211
Stock-based compensation, net	1,549	808	4,034	2,108
Acquisition and integration costs	33	312	542	312
Amortization for step-down in deferred revenue on acquisition, net of tax	—	460	—	460

Adjusted EBITDA (1)	$523	$1,165	$750	$678

Underclassmen Expense (2)	$9,540	$6,389	$26,025	$19,249

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended September 30, 2010 and 2009

(in thousands, except per share amounts)

	Three Months Ended September 30, 2010				Three Months Ended September 30, 2009
		Adjustments:				Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$77,121	—	—	$77,121	$52,610	—	460	$53,070
Cost of revenue	42,172	(51)	—	42,121	29,173	(33)	—	29,140
Operating expenses:
Sales and marketing	28,874	(324)	—	28,550	19,174	(180)	—	18,994
Product and technology	3,015	(483)	(225)	2,307	1,319	(94)	—	1,225
General and administrative	6,003	(871)	(192)	4,940	4,179	(526)	(312)	3,341

Total Operating expenses	37,892	(1,678)	(417)	35,797	24,672	(800)	(312)	23,560

Income (loss) from operations	(2,943)	1,729	417	(797)	(1,235)	833	772	370
Gain on acquisition of ReachLocal Australia					16,223	—	(16,223)	—
Other income (expense), net	155	—	—	155	(9)	—	—	(9)

Income (loss) before provision for income taxes	(2,788)	1,729	417	(642)	14,979	833	(15,451)	361
Provision (benefit) for income tax	83	—	—	83	50	—	—	50

Net income (loss)	$(2,871)	1,729	417	$(725)	$14,929	833	(15,451)	$311

Net income (loss) per share
Basic	$(0.10)			$(0.03)	$0.65			$0.01

Diluted	$(0.10)			$(0.03)	$0.61			$0.01

Weighted average shares outstanding (5)
Basic	27,848			27,848	22,979			22,979
Diluted	27,848			27,848	24,608			24,608

REACHLOCAL, Inc.

Reconciliation of GAAP to Non-GAAP Operating Results for Nine Months Ended September 30, 2010 and 2009

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2010				Nine Months Ended September 30, 2009
		Adjustments:				Adjustments:
	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Operating Results "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$211,109	—	—	$211,109	$143,315	—	460	$143,775
Cost of revenue	115,458	(212)	—	115,246	79,614	(58)	—	79,556
Operating expenses:
Sales and marketing	79,155	(765)	(7)	78,383	53,935	(422)	—	53,513
Product and technology	7,881	(1,104)	(697)	6,080	3,581	(157)	—	3,424
General and administrative	17,006	(2,231)	(862)	13,913	10,598	(1,527)	(312)	8,759

Total Operating expenses	104,042	(4,100)	(1,566)	98,376	68,114	(2,106)	(312)	65,696

Income (loss) from operations	(8,391)	4,312	1,566	(2,513)	(4,413)	2,164	772	(1,477)
Gain on acquisition of ReachLocal Australia					16,223	—	(16,223)	—
Other income (expense), net	410	—	—	410	26	—	—	26

Income (loss) before provision for income taxes	(7,981)	4,312	1,566	(2,103)	11,836	2,164	(15,451)	(1,451)
Provision (benefit) for income tax	(462)	—	701	239	174	—	—	174

Net Loss	$(7,519)	4,312	865	$(2,342)	$11,662	2,164	(15,451)	$(1,625)

Net income (loss) per share
Basic	$(0.29)			$(0.09)	$0.51			$(0.07)

Diluted	$(0.29)			$(0.09)	$0.48			$(0.07)

Weighted average shares outstanding (5)
Basic	25,728			25,728	22,825			22,825
Diluted	25,728			25,728	24,417			24,417

Footnotes

(1)	Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization expenses and excluding, when applicable, non-cash stock-based compensation, the effects of accounting for business combinations and amounts included in other non-operating income or expense.

(2)	Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3)	Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4)	Acquisition Related Costs: Acquisition related costs, including the amortization of acquired intangibles and the deferred cash consideration for the SMB:Live acquisition, are excluded from the Non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

(5)	Weighted average shares outstanding: The weighted average shares outstanding prior to the initial public offering date of May 19, 2010 have been retroactively adjusted to reflect the conversion of the Company's preferred stock into common stock. The periods after the initial public offering reflect the actual shares outstanding.